EXHIBIT A: JOINT FILING AGREEMENT

         The undersigned hereby agree to the joint filing of Amendment No. 7 to the Schedule 13D to which this Agreement is attached.

August 19, 2009                           SOFTBANK CAPITAL PARTNERS LP
                                          By: SOFTBANK CAPITAL PARTNERS LLC,
                                              its General Partner

                                          By: /s/ Steven J. Murray
                                              ------------------------------
                                              Name:  Steven J. Murray
                                              Title: Administrative Member


                                          SOFTBANK CAPITAL LP

                                          By: SOFTBANK CAPITAL PARTNERS LLC,
                                              its General Partner

                                          By: /s/ Steven J. Murray
                                              -------------------------------
                                              Name:  Steven J. Murray
                                              Title: Administrative Member


                                           SOFTBANK CAPITAL ADVISORS FUND LP
                                           By: SOFTBANK CAPITAL PARTNERS LLC,
                                               its General Partner

                                           By: /s/ Steven J. Murray
                                               Name:  Steven J. Murray
                                               Title: Administrative Member

                                           SOFTBANK CAPITAL PARTNERS LLC

                                           By: /s/ Steven J. Murray
                                               --------------------------------
                                               Name:  Steven J. Murray
                                               Title: Administrative Member


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                                            RONALD D. FISHER

                                             /s/ Ronald D. Fisher
                                             -----------------------------------